                                                                   Exhibit 10.18

                      LOAN DOCUMENT MODIFICATION AGREEMENT
                       NUMBER 1; DATED AS OF MAY 21, 1998


         LOAN DOCUMENT MODIFICATION AGREEMENT dated as of May 21, 1998 (this "Agreement") by and among Lionbridge Technologies Holdings, B.V., a company with limited liability, incorporated in the Netherlands and having a principal place of business located at The Sinus Building, Overschiestraat 55, 1062 HN, Amsterdam, The Netherlands and Lionbridge Technologies B.V., a company with limited liability, incorporated in Netherlands and having a principal place of business located at the same address (each, a "Borrower" and, collectively, the "Borrowers") and SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

         1.       REFERENCE TO EXISTING LOAN DOCUMENTS.

         Reference is hereby made to that Loan Agreement dated September 26, 1997 between the Bank and the Borrowers (with the attached schedules and exhibits, the "Credit Agreement") and the Loan Documents referred to therein, including without limitation that certain Promissory Note of the Borrowers dated September 26, 1997 in the principal amount of $5,000,000 (the "Note"), and the Security Documents referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

         2.       EFFECTIVE DATE.

         This Agreement shall become effective as of May 21, 1998 (the "Effective Date"), provided that the Bank shall have received the following on or before May 21, 1998 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California:

                  a. two copies of this Agreement, duly executed by the Borrowers, with the attached consent of Lionbridge Technologies Ireland duly executed thereby (the "Guarantor");

                  b. an amended and restated promissory note in the form enclosed herewith (the "Amended Note"), duly executed by the Borrowers;

                  c. evidence of the approval by the Board of Directors of the Borrowers of this Agreement and the Amended Note;

                  d. the Amended and Restated Parent Guarantee of Lionbridge Technologies, Inc.;

                  e. the Guarantee of Lionbridge Technologies California Inc., a corporation organized under the laws of Delaware ("Lionbridge California");

                  f. the Pledge Agreement entered into by Lionbridge Technologies Holdings, Inc. in favor of the Bank pledging all the outstanding capital stock held by it in Lionbridge California;

                  g. the Guarantee of Japanese Language Services, Inc., a corporation organized under the laws of Massachusetts ("JLS");

                  h. the Pledge Agreement entered into by Lionbridge Technologies Holdings, Inc. in favor of the Bank pledging all the outstanding capital stock held by Lionbridge Technologies Holdings, Inc. in JLS;

                  i. the Guarantee of Lionbridge Japan K.K., a corporation organized under the laws of Japan ("Lionbridge K.K.");

                  j. the Pledge Agreement entered into by JLS in favor of the Bank pledging 60% of the outstanding stock of Lionbridge K.K.;

                  k. the Guarantee of Lionbridge Technologies France, a private company organized under the laws of France ("Lionbridge France");

                  l. the Pledge Agreement entered into by Lionbridge Technologies Holdings B.V. in favor of the Bank pledging 60% of the outstanding capital stock held by Lionbridge Technologies Holdings B.V. in Lionbridge France;

                  m. a Stock Purchase Warrant for 125,000 shares of common stock, $.01 par value per share (the "Common Stock"), of Lionbridge Technologies Holdings, Inc.;

                  n. the Security Agreement entered into by JLS and Bank, securing the obligations under JLS' Guarantee;

                  o. the Security Agreement entered into by Lionbridge California and Bank, securing the obligations under Lionbridge California's Guarantee;

                  p. payment of the Bank's facility fee specified below; and

                  q. such other documents, and completion of such other matters, as the Bank may reasonably request in connection with the amendment of the Loan Agreement, as contemplated hereunder.

         By the signature of its authorized officer below, the Borrowers are hereby representing that, except as modified in SCHEDULE A attached hereto, the representations of the Borrowers set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrowers confirm their authorization as to the debiting of their account with the Bank in the amount of $27,500 in order to pay the Bank's facility fee for the period up to and including the extended Revolving Maturity Date. Finally, the Borrowers (and each guarantor signing below) agree that, as of the Effective Date, they have no defenses against their obligations to pay any amounts under the Credit Agreement and the other Loan Documents.

         3.       DESCRIPTION OF CHANGE IN TERMS.

         As of the Effective Date, the Credit Agreement is modified in the following respects:

                  a. Section 1.1 shall be amended by restating the definition of "Borrowing Base" in its entirety as follows:

                  "'Borrowing Base'" means:

                       (a) from May 21, 1998 through December 31, 1998 an amount
                  equal to eighty percent (80%) of: (i) Eligible Trade Accounts without regard to the requirement set forth in clauses
                  (a) through (k) of the definition thereof set forth below;
                  (ii) Unbilled Billable Trade Accounts; and (iii) Completed Work In Process, provided, however, in no event shall more than $4,000,000 be advanced in respect of Eligible Trade Accounts over 120 days plus pursuant to clauses (ii) and
                  (iii) hereof; and

                       (b) from and after January 1, 1999 and subject to a
                  satisfactory receivables audit an amount equal to (i) eighty percent (80%) of Eligible Trade Accounts (other than those of Lionbridge France), (ii) thirty-five percent (35%) of Completed Work in Process, provided, however, in no event shall more than $2,500,000 be advanced pursuant to clause
                  (ii) hereof, and (iii) eighty percent (80%) of the Eligible Trade Accounts owed to Lionbridge France from account debtors approved by the Bank from time to time, provided, however, in no event shall more than $3,000,000 be advanced pursuant to clause (iii) hereof.

                  b. Section 1.1 shall be further amended by restating the definition of "Committed Revolving Line" in its entirety as follows:

                  "'Committed Revolving Line' means a credit extension of up to Eight Million Dollars ($U.S. 8,000,000)."

                  c. Section 1.1 shall be further amended by restating the definition of "Designated Subsidiary" in its entirety as follows:

                  "'Designated Subsidiaries' means (a) Lionbridge Technologies Ireland, an unlimited company duly incorporated under the laws of Ireland ('Lionbridge-Ireland'), Lionbridge Technologies California, Inc., a Delaware corporation ('Lionbridge California'), Japanese Language Services, Inc., a Massachusetts corporation ('JLS'), Lionbridge Japan K.K., a corporation organized under the laws of Japan ('Lionbridge K.K.'), Lionbridge Technologies France, a private company organized under the laws of France ('Lionbridge France') and such other entities as may be designated by the Borrowers and accepted by the Bank from to time."

                  d. Section 1.1(d) shall be amended by restating the definition of "Eligible Trade Accounts" in its entirety as follows::

                  "'(d) Accounts either not invoiced from or with respect to which no billing, invoicing and receivables records are maintained in the United States, the Netherlands, in the case of Accounts of Lionbridge-Ireland, Ireland, in the case of Accounts of Lionbridge-France, France, in the case of accounts of Lionbridge-Japan, Japan, in the case of Accounts of Lionbridge-Taiwan, Taiwan, in the case of Accounts of Lionbridge-China, China, or in the case of Accounts of Lionbridge Korea, Korea, unless approved in writing by the Bank;

                  e. Section 1.1 shall be further amended by restating the definition of "Revolving Maturity Date" in its entirety as follows:

                  "'Revolving Maturity Date' means May 20, 1999."

                  f. Section 1.1 shall be further amended by deleting the definition of "Eligible Credit-Backed Accounts" and is further amended by inserting the following new definitions in alphabetical order:

                  "'Completed Work In Process' means the amount equal to the portion of work in process of a Borrower and/or Designated Subsidiaries that is completed, for which such Borrower and/or Designated Subsidiaries could collect payment in the event the related agreement for services were cancelled by the customer.

                  'Unbilled Billable Trade Accounts' means Completed Work In Process which is fully completed, which the relevant Borrower or Designated Subsidiary is able and expects to bill the customer for in the next regular billing cycle, which when billed will constitute an Eligible Trade Account."

                  g. Sections 6.4 and 8.6 shall be amended by increasing the threshold amounts referenced in each section by 65%, to reflect the increase in the size of the loan hereunder, as follows:

                           In Section 6.4, the language "One Hundred Fifty
Thousand Dollars ($150,000)" shall be amended to read "Two Hundred Forty-Seven Thousand Five Hundred Dollars ($247,500)"; and

                           In Section 8.6, the language "One Hundred Thousand
Dollars ($100,000)" shall be amended to read "One Hundred Sixty-Five Thousand Dollars

($165,000)".

                  h. The Borrowing Base Certificate attached to the Credit Agreement as EXHIBIT C is hereby replaced by Exhibits C-1 and C-2 hereto.

                  i. The Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

         4.       LIMITED WAIVER.

         The Bank hereby waives any Event of Default arising solely as a result of the failure of Lionbridge U.S. to comply with the financial covenants set forth in Section 13 of the Parent Guarantee from the fiscal month and quarter ending December 31, 1997 through the fiscal month ending April 30, 1998.

         5.       CONTINUING VALIDITY.

         Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments and limited waiver set forth above
(i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

         6.       MISCELLANEOUS.

                  a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

                  b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                  c. THE BORROWERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST THEM WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE

COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

                  d. The Borrowers agree to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.


                                  Sincerely,

                                  SILICON VALLEY EAST, a Division
                                    of Silicon Valley Bank


                                  By:
                                     -----------------------------
                                       Name:  Andrew H. Tsao
                                       Title: Vice President


                                  SILICON VALLEY BANK


                                  By:
                                     -----------------------------
                                       Name:
                                       Title:
                                       (signed in Santa Clara, CA)


                                  LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.


                                  By:
                                     -----------------------------
                                       Name:  Rory J. Cowan
                                       Title: Managing Director


                                  LIONBRIDGE TECHNOLOGIES B.V.


                                  By:
                                     -----------------------------
                                       Name:  Rory J. Cowan
                                       Title: Managing Director

                                   SCHEDULE A

             BORROWERS' EXCEPTIONS TO LOAN DOCUMENT REPRESENTATIONS



         [To come.]

                                     CONSENT



         The undersigned, as Guarantor under the Guarantee dated as of September 26, 1997 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Loan Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Promissory Note dated September 26, 199 , shall mean and be a reference to such Promissory Note, as amended and restated by the Amended Note.


                                       LIONBRIDGE TECHNOLOGIES IRELAND



                                       By:
                                          ---------------------------
                                             Name:
                                             Title:

                                   EXHIBIT C-1
                           BORROWING BASE CERTIFICATE
                            FOR USE THROUGH 12/31/98


Borrower:         Lionbridge Technologies B.V. and Lionbridge Technologies
                  Holdings B.V.
Bank:             Silicon Valley Bank

Commitment Amount:  $8,000,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE(1)
          1. Accounts Receivable Book Value as of ---------                       $
                                                                                     ----------------------
          2. Additions (please explain on reverse)                                $
                                                                                     ----------------------
          3. TOTAL ACCOUNTS RECEIVABLE                                            $
                                                                                     ----------------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
          4. Other (please explain on reverse)                                    $
                                                                                     ----------------------
          5. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                 $
                                                                                     ----------------------


LOAN VALUE
          6. Eligible Trade Accounts (#3 minus #5)                                $
                                                                                     ----------------------
          7. Preliminary Loan Value of Eligible Trade
                     Accounts (80%of #6)                                          $
                                                                                     ----------------------

          8. Amount of Item 6 that constitutes Eligible Trade
                     Accounts over 120 days                                       $
                                                                                     ----------------------

          9. Preliminary Loan Value of Item 8 (80% of #8)                         $
                                                                                     ----------------------

          10. Unbilled Billable Trade Accounts(2)                                 $
                                                                                     ----------------------
          11. Preliminary Loan Value of Unbilled Billable Trade
                     Accounts (80% of #10)                                        $
                                                                                     ----------------------
          12. Completed Work In Process(3)                                        $
                                                                                     ----------------------

          13. Preliminary Loan Value of Percentage Completed
                     Work In Process (80% of #12)                                 $
                                                                                     ----------------------

          14. Final Loan Value of Unbilled Trade Accounts,
                    Completed Work In Process and Eligible Trade
                    Accounts over 120 days (the lower of the sum of
                    #9, #11 and #13 or $4,000,000)                                $
                                                                                     ----------------------
          15. FINAL AGGREGATE LOAN VALUE
                   (#14 and #7 minus #9)                                          $
                                                                                     ----------------------
BALANCES
          16. Maximum Loan Amount                                                 $  8,000,000
                                                                                     ----------------------


-----------------------
     (1) Includes receivables of the Borrowers and the Designated Subsidiaries under the subject Loan Agreement.

     (2) "Unbilled Billable Trade Accounts" means Completed Work In Process which is fully completed, which the relevant Borrower or Designated Subsidiary is able and expects to bill the customer for in the next regular billing cycle, which when billed will constitute an Eligible Trade Account.

     (3) "Completed Work In Process" means the amount equal to the portion of work in process of a Borrower and/or Designated Subsidiaries that is completed, for which such Borrower and/or Designated Subsidiaries could collect payment in the event the related agreement for services were cancelled by the customer.

          17. Total Funds Available [Lesser of #14 or #15]                        $
                                                                                     ----------------------
          18. Present balance owing on Line of Credit                             $
                                                                                     ----------------------
          19. RESERVE POSITION (#16 minus #17)                                    $
                                                                                     ----------------------

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:



-----------------------------------


By:
    -------------------------------
           Authorized Signer

                                   EXHIBIT C-2
                           BORROWING BASE CERTIFICATE
                          FOR USE FROM AND AFTER 1/1/99


Borrower:         Lionbridge Technologies B.V. and Lionbridge Technologies
                  Holdings B.V.
Bank:             Silicon Valley Bank


Commitment Amount:  $8,000,000
--------------------------------------------------------------------------------


ACCOUNTS RECEIVABLE (4)
         1.       Accounts Receivable Book Value as of                                       $
                                                                                              ----------------------
         2.       Additions (please explain on reverse)                                      $
                                                                                              ----------------------
         3.       TOTAL ACCOUNTS RECEIVABLE                                                  $
                                                                                              ----------------------

 ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 120 days due                                                  $
                                                                                              ----------------------
         5.       Balance of 50% over 120 day accounts                                       $
                                                                                              ----------------------
         6.       Concentration Limits                                                       $
                                                                                              ----------------------

         7.       Foreign Accounts (excl. accounts billed from
                  U.S., Ireland, The Netherlands, France, Japan,
                  Taiwan, China & Korea)                                                     $
                                                                                              ----------------------
         8.       Governmental Accounts (unless qualified)                                   $
                                                                                              ----------------------
         9.       Contra Accounts                                                            $
                                                                                              ----------------------
         10.      Promotion or Demo Accounts                                                 $
                                                                                              ----------------------
         11.      Intercompany/Employee Accounts                                             $
                                                                                              ----------------------
         12.      Other (please explain on reverse)                                          $
                                                                                              ----------------------
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                       $
                                                                                              ----------------------

LOAN VALUE
         14.      Eligible Trade Accounts (other than those of Lionbridge
                  France) (#3 minus #13)                                                     $
                                                                                              ----------------------
         15.      Loan Value of Eligible Trade Accounts (80%of #14)                          $
                                                                                              ----------------------
         16.      Eligible Trade Accounts owing Lionbridge France                            $
                                                                                              ----------------------
         17.      Deductions from Lionbridge France Accounts of the type
                  described in Items 4-6 and 7-12 above (attach
                  worksheet)                                                                 $
                                                                                              ----------------------
         18.      Eligible Lionbridge France Trade Accounts

     (4) Includes receivables of the Borrowers and the Designated Subsidiaries under the subject Loan Agreement but does not include receivables of Lionbridge France.


                  (#16 minus #17)                                                            $
                                                                                              ----------------------
         19.      Loan Value of Lionbridge France Accounts: Enter the
                  lower of 80% of #18 ($______) or $3,000,000
         20.      Completed Work In Process(5)                                               $
                                                                                              ----------------------
         21.      Loan Value of Completed Work In Process: Enter the
                  lower of 35% of #22 ($______) or $2,500,000                                $
                                                                                              ----------------------
         22.      LOAN VALUE OF ACCOUNTS, LIONBRIDGE FRANCE
                  ACCOUNTS AND COMPLETED WORK IN PROCESS
                           (#15, #19, and #21)                                               $
                                                                                              ----------------------
BALANCES

        23.       Maximum Loan Amount                                                       $ 8,000,000
                                                                                              ----------------------
        24.       Total Funds Available [Lesser of #22 or #23]                              $
                                                                                              ----------------------
        25.       Present balance owing on Line of Credit                                   $
                                                                                              ----------------------
        26.       RESERVE POSITION (#24 minus #25)                                          $
                                                                                              ----------------------

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:



-------------------------------



By:
    ---------------------------
         Authorized Signer


     (5) "Completed Work In Process" means the amount equal to the portion of work in process of a Borrower and/or Designated Subsidiaries that is completed, for which such Borrower and/or Designated Subsidiaries could collect payment in the event the related agreement for services were cancelled by the customer.